ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2012
Segment Reporting Information
ASSET RETIREMENT OBLIGATIONS
ASSET RETIREMENT OBLIGATIONS

The Company's asset retirement obligation primarily represents the estimated present value of the amount the Company will incur to plug, abandon and remediate its producing properties at the end of their productive lives, in accordance with applicable federal, state and local laws. The Company determined its asset retirement obligation by calculating the present value of estimated cash flows related to the liability. The retirement obligation is recorded as a liability at its estimated present value as of the asset’s inception, with a corresponding increase to proved properties. Periodic accretion of discount of the estimated liability is recorded as accretion expense in the consolidated statements of operations in depreciation, depletion, and amortization.
The Company's liability is determined using significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells and its risk-adjusted interest rate. Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligation. Revisions to the asset retirement obligation are recorded with an corresponding change to producing properties, resulting in prospective changes to depreciation, depletion and amortization expense and accretion of discount. Because of the subjectivity of assumptions and the relatively long lives of most of the Company's wells, the costs to ultimately retire its wells may vary significantly from prior estimates. The Company's liability for asset retirement obligations was approximately $30.7 million and $20.6 million at December 31, 2012 and 2011, respectively.

The Company's midstream operating assets generally consist of underground pipelines and related components along rights-of-way and above ground storage tanks and related facilities. The Company's right-of-way agreements typically do not require the dismantling, removal and reclamation of the right-of-way upon permanent cessation of pipeline service. Additionally, management is unable to predict when, or if, the Company's pipelines, storage tanks and related facilities would become completely obsolete and require decommissioning. Accordingly, the Company has recorded no liability or corresponding asset as an asset retirement obligation as both the amounts and timing of such future costs are indeterminable.

The following table summarizes the changes in the Company’s asset retirement obligation transactions during the years ended December 31, 2012 and 2011:

	2012	2011
	(in thousands)
Asset retirement obligation, beginning of period	$20,584	$4,455
Assumed in acquisition	8,027	10,174
Accretion expense	1,671	882
Liabilities incurred	373	688
Revisions in estimated liabilities	76	1,766
Foreign currency adjustment	16	—
Liabilities settled	(80)	(14)
Correction of prior year error	—	2,660
Associated with property sales	13	(27)
Asset retirement obligation, end of period	30,680	20,584
Less: current portion included in other current liabilities	2,358	495
Asset retirement obligation, end of period	$28,322	$20,089